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                                                                    EXHIBIT 99.1


                                                        Contact:  Mark R. Holden
FOR IMMEDIATE RELEASE                                             (765) 771-5310

                      WABASH NATIONAL CORPORATION ANNOUNCES
                       FOURTH QUARTER AND YEAR END RESULTS

        LAFAYETTE, INDIANA, February 9, 2004 . . . Wabash National Corporation (NYSE: WNC) announced today results for the three and twelve months ended December 31, 2003. Net sales for the fourth quarter were $219.8 million compared to $205.9 million for the same period last year. Net loss for the quarter was $1.7 million, including losses of $4.1 million incurred on the sale of finance contracts, compared to a loss of $11.6 million for the same period last year. For the year ended December 31, 2003, net sales were $887.9 million compared to $819.6 million for 2002. Net loss for fiscal year 2003 totaled $57.2 million, compared to a net loss of $56.2 million in 2002. Diluted loss per share was ($0.08) for the fourth quarter 2003, including losses of ($0.16) incurred on the sale of finance contracts, compared to ($0.46) per share for the fourth quarter 2002. For the twelve months ended December 31, 2003 diluted loss per share was ($2.26) compared to ($2.43) in 2002.

        Commenting on these results, William P. Greubel, President and Chief Executive Officer, stated, "We are very pleased with the accomplishments achieved during the fourth quarter and for the full year of 2003. We finished the year on a very strong note with excellent momentum continuing into the new year. There was over $500 million in shareholder value created by the Company during 2003. Our goal in 2004 is to maintain this value and build upon it. The financial crisis of the Company has been fixed and we have significantly improved our operations. As we transition from a turnaround story, we are focused on earnings and cash flow. Given accelerating industry demand, we look forward to 2004 and beyond with great expectations. These expectations are consistent with our recent accomplishments."

        Wabash National Corporation designs, manufactures, and markets standard and customized truck trailers under the Wabash(TM) brand name. The Company is one of the world's largest manufacturers of truck trailers and a leading manufacturer of composite trailers. The Company's wholly owned subsidiary, Wabash National Trailer Centers, is one of the leading retail distributors of new and used trailers and aftermarket parts throughout the U.S. and Canada.

        This press release contains certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include dependence on lenders to agree to amend

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financial covenants on favorable term, increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, export sales and new markets, acceptance of new technology and products, and government regulation. Readers should review and consider the various disclosures made by the Company in this press release and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

                                      ***
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                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)
                                    Unaudited



                                                      Three Months            Twelve Months
                                                   Ended December 31,       Ended December 31,
                                                ----------------------    ----------------------
                                                   2003         2002         2003         2002
                                                ---------    ---------    ---------    ---------
NET SALES                                       $ 219,751    $ 205,891    $ 887,940    $ 819,568
COST OF SALES                                     204,492      191,437      810,746      777,117
LOSS ON ASSET IMPAIRMENT                                -        2,000       28,500        2,000
                                                ---------    ---------    ---------    ---------
      Gross Profit                                 15,259       12,454       48,694       40,451
GENERAL AND ADMINISTRATIVE EXPENSES                 8,352       12,862       37,383       53,897
SELLING EXPENSES                                    4,379        5,948       20,333       23,501
RESTRUCTURING CHARGE                                    -           96            -        1,813
                                                ---------    ---------    ---------    ---------
      Income (loss) from operations                 2,528       (6,452)      (9,022)     (38,760)
OTHER INCOME (EXPENSE):
      Interest expense                             (3,554)      (8,861)     (30,162)     (30,873)
      Foreign exchange gains and losses, net          (27)        (128)       5,291            5
      Loss on debt extinguishment                    (900)           -      (19,840)      (1,314)
      Other, net                                      205          505       (3,494)        (526)
                                                ---------    ---------    ---------    ---------
      Loss before income taxes                     (1,748)     (14,936)     (57,227)     (71,468)
INCOME TAX BENEFIT                                      -       (3,331)           -      (15,278)
                                                ---------    ---------    ---------    ---------
      Net loss                                     (1,748)     (11,605)     (57,227)     (56,190)
PREFERRED STOCK DIVIDENDS                             261          268        1,053        1,563
                                                ---------    ---------    ---------    ---------
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS      $  (2,009)   $ (11,873)   $ (58,280)   $ (57,753)
                                                =========    =========    =========    =========
BASIC AND DILUTED NET LOSS PER SHARE            $   (0.08)   $   (0.46)   $   (2.26)   $   (2.43)
                                                =========    =========    =========    =========
BASIC AND DILUTED SHARES OUTSTANDING               25,947       25,644       25,778       23,791
                                                =========    =========    =========    =========
COMPREHENSIVE LOSS
      Net loss                                  $  (1,748)   $ (11,605)   $ (57,227)   $ (56,190)
      Foreign currency translation adjustment       1,020           11        1,256           42
                                                ---------    ---------    ---------    ---------
NET COMPREHENSIVE LOSS                          $    (728)   $ (11,594)   $ (55,971)   $ (56,148)
                                                =========    =========    =========    =========




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                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)
                                    Unaudited


SEGMENT INFORMATION

Three months ended               Manufacturing       Retail & Distribution        Eliminations                Total
------------------               -------------       ---------------------        ------------                -----
      2003
  Net Sales                       $ 185,352                $  46,345                $ (11,946)               $ 219,751
  Operating Results               $   6,626                $  (4,211)               $     113                $   2,528
      2002
  Net Sales                       $ 150,418                $  73,324                $ (17,851)               $ 205,891
  Operating Results               $  (3,655)               $  (2,313)               $    (484)               $  (6,452)

Twelve months ended
      2003
  Net Sales                       $ 672,292                $ 268,698                $ (53,050)               $ 887,940
  Operating Results               $  27,828                $ (37,283)               $     433                $  (9,022)
      2002
  Net Sales                       $ 530,060                $ 331,489                $ (41,981)               $ 819,568
  Operating Results               $ (16,566)               $ (22,287)               $      93                $ (38,760)


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                           WABASH NATIONAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                    Unaudited


                                                                  December 31, 2003   December 31, 2002
                                                                  -----------------   -----------------
                                                    ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $ 12,552          $ 35,659
      Accounts receivable, net                                            66,641            34,396
      Current portion of finance contracts                                 4,727             9,528
      Inventories                                                         84,996           134,872
      Prepaid expenses and other                                          10,249            18,299
                                                                        --------          --------
         Total current assets                                            179,165           232,754

PROPERTY, PLANT AND EQUIPMENT, net                                       130,594           145,703

EQUIPMENT LEASED TO OTHERS, net                                           21,187           100,837

FINANCE CONTRACTS, net of current portion                                  6,155            22,488

GOODWILL, net                                                             36,045            34,652

OTHER ASSETS                                                              23,890            29,135
                                                                        --------          --------
                                                                        $397,036          $565,569
                                                                        ========          ========

                                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Current maturities of long-term debt                              $  7,337          $ 42,961
      Current maturities of capital lease obligations                         --            12,860
      Accounts payable                                                    68,437            60,457
      Other accrued liabilities                                           61,421            61,424
                                                                        --------          --------
        Total current liabilities                                        137,195           177,702

LONG-TERM DEBT, net of current maturities                                219,979           239,043

LONG-TERM CAPITAL LEASE OBLIGATIONS, net of current maturities                --            51,993

OTHER NONCURRENT LIABILITIES AND CONTINGENCIES                            17,700            22,847

STOCKHOLDERS' EQUITY                                                      22,162            73,984
                                                                        --------          --------
                                                                        $397,036          $565,569
                                                                        ========          ========




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                           WABASH NATIONAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                                                                               Years Ended December 31,
                                                                                             -----------------------------
                                                                                                2003                2002
                                                                                             ---------           ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                                                               $ (57,227)          $ (56,190)
      Adjustments to reconcile net cash provided by (used in) operating activities:
            Depreciation and amortization                                                       23,788              28,626
            Net (gain) loss on the sale of assets                                                  723              (1,322)
            Provision for losses on accounts receivable and finance contracts                      474               9,773
            Cash used for restructuring activities                                              (3,372)               (373)

            Restructuring and other related charges                                                 --               1,813
            Used trailer valuation charges                                                       2,562               5,443

            Loss contingencies                                                                      --               2,831
            Loss on debt extinguishment                                                         19,840               1,314
            Loss on asset impairments                                                           28,500               2,000
            Change in operating assets and liabilities:
                Accounts receivable                                                            (40,749)             19,695
                Inventories                                                                     51,416              58,335
                Refundable income taxes                                                            824              24,762
                Prepaid expenses and other                                                       5,009              (4,016)
                Accounts payable and accrued liabilities                                        11,286               9,776
                Other, net                                                                      (1,280)              1,815
                                                                                             ---------           ---------
                     Net cash provided by (used in) operating activities                        41,794             104,282
                                                                                             ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures                                                                      (6,518)             (5,703)

      Additions to equipment leased to others                                                       --              (9,792)

      Additions to finance contracts                                                                --              (7,718)
      Proceeds from asset sales                                                                 53,479                  --
      Proceeds from sale of leased equipment and finance contracts                              15,189               5,337
      Principal payments received on finance contracts                                           7,778              13,278
      Proceeds from the sale of property, plant and equipment                                    6,861              16,617
                                                                                             ---------           ---------
            Net cash provided by (used in) investing activities                                 76,789              12,019
                                                                                             ---------           ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of bank term loan and revolving credit facility                   135,309              80,402
      Proceeds from convertible senior notes                                                   125,000                  --
      Proceeds from exercise of stock options                                                    4,804                 351
      Borrowings under trade receivables and revolving credit facilities                       197,650              56,798
      Payments under trade receivables and revolving credit facilities                        (225,501)           (146,491)
      Payments under long-term debt and capital lease obligations                             (367,089)            (78,589)
      Preferred stock dividends paid                                                            (1,584)               (443)
      Debt issuance costs paid                                                                 (10,279)             (3,805)
                                                                                             ---------           ---------
            Net cash provided by (used in) financing activities                               (141,690)            (91,777)
                                                                                             ---------           ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                           (23,107)             24,524
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                35,659              11,135
                                                                                             ---------           ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                   $  12,552           $  35,659
                                                                                             =========           =========
Supplemental disclosures of cash flow information:
Cash paid during the period for:
      Interest                                                                               $  21,774           $  27,913
      Income taxes refunded, net                                                             $    (832)          $ (38,153)

